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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

                                  July 27, 2005
                                 Date of Report

                               CIMAREX ENERGY CO.
             (Exact name of registrant as specified in its charter)

         DELAWARE                    001-31446                45-0466694
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
    of incorporation)                                     Identification No.)

   1700 Lincoln Street, Suite 1800, Denver, Colorado          80203-4518
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      (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code 303-295-3995


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 7.01  REGULATION FD DISCLOSURE

        On July 27, 2005, Cimarex announced the amendment of its offer to purchase for cash and any and all of its outstanding Floating Rate Convertible Senior Notes due 2023 originally issued by Magnum Hunter Resources, Inc. A copy of the news release is furnished as Exhibit 99.1 to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

C.   Exhibits

Exhibit No.           Description
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99.1                  Press Release is furnished pursuant to Item 7.01.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CIMAREX ENERGY CO.

Dated:   July 27, 2005                        By: /s/ Paul Korus
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                                                  Paul Korus, Vice President,
                                                  Chief Financial Officer
                                                  and Treasurer

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EXHIBIT INDEX

Exhibit No.           Description
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99.1                  Press Release